Exhibit32.1                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                           AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002



               In connection with this Quarterly Report of Worldport Communications, Inc. (the "Company") on Form 10-Q for the period ending June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
         Section 906 of the Sarbanes-Oxley Act of 2002 that, based on their knowledge: i) the Report fully complies with the requirements of
         Section 13(a) of the Securities Exchange Act of 1934, and ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the periods covered in the Report.



  /s/ Michael E. Heisley, Sr.
-------------------------------------
Michael E. Heisley, Sr.
Chairman and Chief Executive Officer


August 14, 2003




  /s/ Jonathan Y. Hicks
-------------------------------------
Jonathan Y. Hicks
Chief Financial Officer


August 14, 2003